Exhibit No. 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed on May 3, 2000 of our report dated March 2, 2001 which appears on page F-1 of the Annual Report on Form 10-KSB of First Litchfield Financial Corporation and Subsidiary for the year ended December 31, 2000.


                                                     /s/ McGladrey & Pullen, LLP
                                                       -------------------------
                                                         McGladrey & Pullen, LLP




New Haven, Connecticut
March 29, 2001